Exhibit 10.12

Certain confidential information contained in this document, marked by brackets as [***], has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. In addition, certain personally identifiable information contained in this document, marked by brackets as [***], has been omitted from this exhibit pursuant to Item 601(a)(6) under Regulation S-K.

AMENDMENT NO.2

TO THE CLINICAL AND COMMERCIAL MANUFACTURING AGREEMENT

This Amendment No.2 (the “Amendment No.2”), is made and entered into, as of November 20th, 2020 (“Effective Date”), by and between:

Richter Helm Biologics GmbH & Co.KG, a corporation organized under the laws of Germany having a place of business at [***] (“Manufacturer”), and

Merck Healthcare KGaA, a corporation organized under the laws of Germany and having a place of business at Frankfurter Strasse 250, 64293 Darmstadt, (“Merck”).

Manufacturer and Merck may be referred to herein individually as a “Party” or, collectively, as “Parties.”

WITNESSETH

WHEREAS, Merck, and Manufacturer have entered into a Clinical and Commercial Manufacturing Agreement dated as of October 15th, 2018 and amended by Amendment No.1 dated as of December 6, 2019 (hereinafter referred to as the “Agreement”);

WHEREAS, the Agreement was transferred from Merck KGaA to Merck Healthcare KGaA an 1st April 2019 as part of a business restructuring of Merck KGaA;

WHEREAS, the Parties wish to amend the Agreement in accordance with the terms set forth in this Amendment;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and eventual addenda, the Parties agree to amend the existing Agreement, with effect from the Effective Date, as follows:

ARTICLE 1— DEFINITIONS

Capitalized terms not otherwise defined herein shall have the meanings given in the Agreement.

ARTICLE 2 — AMENDMENTS

As of the Effective Date of this Amendment No.2, the Agreement shall be amended as follows:

2.1 The Parties hereby acknowledge and agree to delete Article 5.9 (Key Performance Indicators) in its entirety and replace it by the following Article 5.9 (Key Performance Indicators):

5.9 Key Performance Indicators.

The Parties agree to measure Manufacturer’s performance of its Development (when applicable) & Commercial Manufacturing Services through the establishment of Key Performance Indicators (“KPIs”) set forth in Schedule 2. As long as Manufacturer only delivers up to [***] commercial Batches per year, Manufacturer shall provide Merck with [***] reports out of its performance based on the KPIs. From [***] Batches per year, the reports should occur [***]. The Parties may agree on additional KPIs by means of further amendments to this Agreement. The Parties shall agree upon the relative importance of the KPIs by classifying each KPI with a designation of “minor”, “major” or “critical”. The Parties shall agree in good faith by [***] of each [***], (beginning with the [***] of the Agreement), the performance level objectives of Manufacturer for the following year. The performance level objectives shall be established for individual KPIs and for overall performance and on the basis of actual, past performance, and shall be expressed in measurable values. In addition, minimum acceptance levels shall be agreed upon for all critical KPIs and for overall performance. Manufacturer shall use all Commercially Reasonable Efforts to ensure that its performance does not fall below these minimum acceptance levels. Notwithstanding Manufacturer’s use of all Commercially Reasonable Efforts, if at any time Manufacturer’s overall performance or performance for critical KPIs falls below the established minimum acceptance levels, Manufacturer shall promptly take corrective action to cure such under-performance.”

2.2 The Parties hereby acknowledge and agree to delete in its entirety Schedule 2 (KPIs) and replace it by a new Schedule 2 (KPIs) attached to this Amendment No.2.

2.3 The Parties hereby acknowledge and agree to add to Schedule 5 — DEVELOPMENT SERVICES, DELIVERABLES & TIMELINES an additional sub-section entitled “Performance of the HSA binding Assay (ELISA) ” as follows:

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ARTICLE 3 — NO OTHER AMENDMENTS

Except as expressly amended hereby, all of the terms and conditions of the Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the Parties have caused this Amendment No.2 to be executed by their respective duly authorized officers or representatives in two (2) copies, each an original. This Amendment No.2 may be executed via facsimile or “.pdf’ file and in counterparts, each of which shall be signed by each of the contracting parties and deemed an original, but all of which together shall constitute one and the same instrument.

MERCK HEALTHCARE KGAA		Richter Helm Biologics GmbH & Co.KG

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By:	[***]	By:	[***]
Title:	[***]	Title:	[***]

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By:	[***]	By:	[***]
Title:	[***]	Title:	[***]